As filed with the Securities and Exchange Commission on March 13, 2015

Registration No. 333-198602

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

PRE-EFFECTIVE AMENDMENT NO. 3

TO THE

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Kearny Financial Corp. and

Kearny Federal Savings Bank Employees’

Savings & Profit Sharing Plan and Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland	6712	To be Applied For
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

120 Passaic Avenue

Fairfield, New Jersey 07004

(973) 244-4500

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Mr. Craig L. Montanaro

President and Chief Executive Officer

120 Passaic Avenue

Fairfield, New Jersey 07004

(973) 244-4500

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

Copies to:

Lawrence M.F. Spaccasi, Esq. Marc P. Levy, Esq. Luse Gorman, PC 5335 Wisconsin Avenue, N.W., Suite 780 Washington, D.C., 20015 (202) 274-2000	Richard Fisch, Esq. James C. Stewart, Esq. Jones Walker LLP 1227 25th Street, N.W., Suite 200 West Washington, D.C., 20037 (202) 434-4660

Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box:  ☒

If this Form is filed to register additional shares for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered	Proposed maximum offering price per share	Proposed maximum aggregate offering price	Amount of registration fee
Common Stock, $0.01 par value per share	102,637,570 shares	$10.00	$1,026,375,570(1)	$ 125,993(2)
Participation Interests	2,576,401 interests(3)			(3)

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Previously paid.
(3)	The securities of Kearny Financial Corp. to be purchased by the Kearny Federal Savings Bank Employees’ Savings & Profit Sharing Plan and Trust are included in the amount shown for the common stock. Accordingly, no separate fee is required for the participation interests.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Pre-Effective Amendment No. 3 to the Registration Statement on Form S-1 is being filed solely to file exhibits 23.3 and 23.4 to this Registration Statement (Registration No. 333-198602), and no changes or additions are being made hereby to the prospectus constituting Part I of this Registration Statement or to Items 13, 14 or 15 of Part II of this Registration Statement. Accordingly, such prospectus and Items 13, 14 and 15 of Part II have not been included herein.

Item 16. Exhibits and Financial Statement Schedules:

The exhibits and financial statement schedules filed as part of this registration statement are as follows:

(a)	List of Exhibits

1.1	Engagement Letters between Kearny MHC, Kearny Financial Corp., Kearny Federal Savings Bank and Sandler O’Neill & Partners, L.P.*

1.2	Form of Agency Agreement between Kearny MHC, Kearny Financial Corp., a Federal corporation, Kearny Bank and Kearny Financial Corp., a Maryland corporation, and Sandler O’Neill & Partners, L.P.*

2	Plan of Conversion and Reorganization*

3.1	Articles of Incorporation of Kearny Financial Corp.*

3.2	Bylaws of Kearny Financial Corp.*

4	Form of Common Stock Certificate of Kearny Financial Corp.*

5	Opinion of Luse Gorman, PC regarding legality of securities being registered*

8.1	Federal Tax Opinion of Luse Gorman, PC*

8.2	State Tax Opinion of BDO USA, LLP*

10.1	Employment Agreement between Kearny Federal Savings Bank and William C. Ledgerwood (Incorporated herein by reference to Exhibit 10.4 to Kearny Financial Corp.’s Annual Report on Form 10-K for the year ended June 30, 2008 (File No. 000-51093), originally filed on September 15, 2008)

10.2	Employment Agreement between Kearny Federal Savings Bank and Erika K. Parisi (Incorporated herein by reference to Exhibit 10.5 to Kearny Financial Corp.’s Annual Report on Form 10-K for the year ended June 30, 2008 (File No. 000-51093), originally filed on September 15, 2008)

10.3	Employment Agreement between Kearny Federal Savings Bank and Patrick M. Joyce (Incorporated herein by reference to Exhibit 10.6 to Kearny Financial Corp.’s Annual Report on Form 10-K for the year ended June 30, 2008 (File No. 000-51093), originally filed on September 15, 2008)

10.4	Employment Agreement between Kearny Federal Savings Bank and Craig Montanaro (Incorporated herein by reference to Exhibit 10.6 to Kearny Financial Corp.’s Annual Report on Form 10-K for the year ended June 30, 2012 (File No. 000-51093), originally filed on September 13, 2012)

10.5	Employment Agreement between Kearny Financial Corp. and Craig Montanaro*

10.6	Form of Proposed Employment Agreement between Kearny Bank and Craig L. Montanaro*

10.7	Form of Proposed Employment Agreement between Kearny Financial Corp. and Craig L. Montanaro*

10.8	Form of Proposed Employment Agreement between Kearny Bank and Named Executive Officers*

10.9	Form of Proposed Change in Control Agreement between Kearny Bank and Certain Officers*

10.10	Form of Proposed Employment Agreement between Kearny Bank and William C. Ledgerwood*

10.11	Directors Consultation and Retirement Plan (Incorporated herein by reference to Exhibit 10.8 to Kearny Financial Corp.’s Registration Statement on Form S-1 (File No. 333-118815), originally filed on September 3, 2004)

10.12	Form of Proposed Amended and Restated Directors Consultation and Retirement Plan*

10.13	Benefit Equalization Plan for Pension Plan (Incorporated herein by reference to Exhibit 10.9 to Kearny Financial Corp.’s Registration Statement on Form S-1 (File No. 333-118815), originally filed on September 3, 2004)

10.14	Form of Proposed Amended and Restated Benefit Equalization Plan for Pension Plan*

10.15	Benefit Equalization Plan for Employee Stock Ownership Plan (Incorporated herein by reference to Exhibit 10.10 to Kearny Financial Corp.’s Registration Statement on Form S-1/A (File No. 333-118815), originally filed on October 27, 2004)

10.16	Form of Proposed Amended and Restated Benefit Equalization Plan for Employee Stock Ownership Plan*

10.17	Kearny Financial Corp. 2005 Stock Compensation and Incentive Plan (Incorporated by reference to Exhibit 4.1 to Kearny Financial Corp.’s Registration Statement on Form S-8 (File No. 333-130204), originally filed on December 8, 2005)

10.18	Form of Proposed Amendment Number One to 2005 Stock Compensation and Incentive Plan*

10.19	Kearny Federal Savings Bank Director Life Insurance Agreement (Incorporated by reference to Exhibit 10.1 to Kearny Financial Corp.’s Current Report on Form 8-K (File No. 000-51093), originally filed on August 18, 2005)

10.20	Form of Proposed Amendment to Kearny Federal Savings Bank Director Life Insurance Agreement*

10.21	Kearny Federal Savings Bank Executive Life Insurance Agreement (Incorporated by reference to Exhibit 10.2 to Kearny Financial Corp.’s Current Report on Form 8-K (File No. 000-51093), originally filed on August 18, 2005)

10.22	Form of Proposed Amendment to Kearny Federal Savings Bank Executive Life Insurance Agreement*

10.23	Employment Agreement between Kearny Federal Savings Bank and Eric B. Heyer (Incorporated by reference to Exhibit 10.1 to Kearny Financial Corp.’s Current Report on Form 8-K (File No. 000-51093), originally filed on June 30, 2011)

10.24	Form of Proposed Officer Change in Control Severance Pay Plan*

10.25	Kearny Federal Savings Bank Senior Management Incentive Compensation Plan (Incorporated by reference to Exhibit 10.1 to Kearny Financial Corp.’s Current Report on Form 8-K (File No. 000-51093), originally filed on September 2, 2014)

16	Letter re Change in Certifying Accountant*

21	Subsidiaries of Registrant*

23.1	Consent of Luse Gorman, PC (contained in Opinions included as Exhibits 5 and 8.1)

23.2	Consent of RP Financial, LC.*

23.3	Consent of BDO USA, LLP

23.4	Consent of Baker Tilly Virchow Krause, LLP

24	Power of Attorney (set forth on signature page of Registration Statement as originally filed)

99.1	Appraisal Agreement between Kearny Financial Corp. and RP Financial, LC*

99.2	Letter of RP Financial, LC. with respect to Subscription Rights*

99.3	Appraisal Report of RP Financial, LC.*,**

99.4	Marketing Materials*

99.5	Stock Order and Certification Form*

99.6	Letter of RP Financial, LC. with respect to Liquidation Account*

99.7	Form of Kearny Financial Corp. Stockholder Proxy Card*

101	Interactive Data Files‡,*

‡	Attached as Exhibits 101 to this Prospectus are documents formatted in XBRL (Extensible Business Reporting Language).
*	Previously filed.
**	Supporting financial schedules filed in paper format only pursuant to Rule 202 of Regulation S-T. Available for inspection during business hours at the principal offices of the SEC in Washington, D.C.

(b)	Financial Statement Schedules

No financial statement schedules are filed because the required information is not applicable or is included in the consolidated financial statements or related notes.

Item 17. Undertakings

The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(5) That, for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(6) That, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(7) The undersigned registrant hereby undertakes to provide to the underwriter at the closing specified in the underwriting agreement, certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

(8) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Fairfield, State of New Jersey on March 13, 2015.

KEARNY FINANCIAL CORP.

By:	/s/ Craig L. Montanaro
Craig L. Montanaro
President and Chief Executive Officer
(Duly Authorized Representative)

POWER OF ATTORNEY

We, the undersigned directors and officers of Kearny Financial Corp. (the “Company”) hereby severally constitute and appoint Craig L. Montanaro as our true and lawful attorney and agent, to do any and all things in our names in the capacities indicated below which said Craig L. Montanaro may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the registration statement on Form S-1 relating to the offering of the Company’s common stock, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below the registration statement and any and all amendments (including post-effective amendments) thereto; and we hereby approve, ratify and confirm all that said Craig L. Montanaro shall do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Craig L. Montanaro Craig L. Montanaro	President and Chief Executive Officer (Principal Executive Officer)	March 13, 2015

/s/ Eric B. Heyer Eric B. Heyer	Executive Vice President and Chief Financial Officer (Principal Accounting and Financial Officer)	March 13, 2015

* Theodore J. Aanensen	Director	March 13, 2015

* John N. Hopkins	Director	March 13, 2015

* John J. Mazur, Jr.	Director	March 13, 2015

* Joseph P. Mazza	Director	March 13, 2015

* Matthew T. McClane	Director	March 13, 2015

Signatures	Title	Date

* John F. McGovern	Director	March 13, 2015

* Leopold W. Montanaro	Director	March 13, 2015

* John F. Regan	Director	March 13, 2015

*	Pursuant to a Power of Attorney contained in the signature page to the Registration Statement on Form S-1 of Kearny Financial Corp. filed on September 5, 2014.

/s/ Craig L. Montanaro
Craig L. Montanaro

EXHIBIT INDEX

1.1	Engagement Letters between Kearny MHC, Kearny Financial Corp., Kearny Federal Savings Bank and Sandler O’Neill & Partners, L.P.*

1.2	Form of Agency Agreement between Kearny MHC, Kearny Financial Corp., a Federal corporation, Kearny Bank and Kearny Financial Corp., a Maryland corporation, and Sandler O’Neill & Partners, L.P.*

2	Plan of Conversion and Reorganization*

3.1	Articles of Incorporation of Kearny Financial Corp.*

3.2	Bylaws of Kearny Financial Corp.*

4	Form of Common Stock Certificate of Kearny Financial Corp.*

5	Opinion of Luse Gorman, PC regarding legality of securities being registered*

8.1	Federal Tax Opinion of Luse Gorman, PC*

8.2	State Tax Opinion of BDO USA, LLP*

10.1	Employment Agreement between Kearny Federal Savings Bank and William C. Ledgerwood (Incorporated herein by reference to Exhibit 10.4 to Kearny Financial Corp.’s Annual Report on Form 10-K for the year ended June 30, 2008 (File No. 000-51093), originally filed on September 15, 2008)

10.2	Employment Agreement between Kearny Federal Savings Bank and Erika K. Parisi (Incorporated herein by reference to Exhibit 10.5 to Kearny Financial Corp.’s Annual Report on Form 10-K for the year ended June 30, 2008 (File No. 000-51093), originally filed on September 15, 2008)

10.3	Employment Agreement between Kearny Federal Savings Bank and Patrick M. Joyce (Incorporated herein by reference to Exhibit 10.6 to Kearny Financial Corp.’s Annual Report on Form 10-K for the year ended June 30, 2008 (File No. 000-51093), originally filed on September 15, 2008)

10.4	Employment Agreement between Kearny Federal Savings Bank and Craig Montanaro (Incorporated herein by reference to Exhibit 10.6 to Kearny Financial Corp.’s Annual Report on Form 10-K for the year ended June 30, 2012 (File No. 000-51093), originally filed on September 13, 2012)

10.5	Employment Agreement between Kearny Financial Corp. and Craig Montanaro*

10.6	Form of Proposed Employment Agreement between Kearny Bank and Craig L. Montanaro*

10.7	Form of Proposed Employment Agreement between Kearny Financial Corp. and Craig L. Montanaro*

10.8	Form of Proposed Employment Agreement between Kearny Bank and Named Executive Officers*

10.9	Form of Proposed Change in Control Agreement between Kearny Bank and Certain Officers*

10.10	Form of Proposed Employment Agreement between Kearny Bank and William C. Ledgerwood*

10.11	Directors Consultation and Retirement Plan (Incorporated herein by reference to Exhibit 10.8 to Kearny Financial Corp.’s Registration Statement on Form S-1 (File No. 333-118815), originally filed on September 3, 2004)

10.12	Form of Proposed Amended and Restated Directors Consultation and Retirement Plan*

10.13	Benefit Equalization Plan for Pension Plan (Incorporated herein by reference to Exhibit 10.9 to Kearny Financial Corp.’s Registration Statement on Form S-1 (File No. 333-118815), originally filed on September 3, 2004)

10.14	Form of Proposed Amended and Restated Benefit Equalization Plan for Pension Plan*

10.15	Benefit Equalization Plan for Employee Stock Ownership Plan (Incorporated herein by reference to Exhibit 10.10 to Kearny Financial Corp.’s Registration Statement on Form S-1/A (File No. 333-118815), originally filed on October 27, 2004)

10.16	Form of Proposed Amended and Restated Benefit Equalization Plan for Employee Stock Ownership Plan*

10.17	Kearny Financial Corp. 2005 Stock Compensation and Incentive Plan (Incorporated by reference to Exhibit 4.1 to Kearny Financial Corp.’s Registration Statement on Form S-8 (File No. 333-130204), originally filed on December 8, 2005)

10.18	Form of Proposed Amendment Number One to 2005 Stock Compensation and Incentive Plan*

10.19	Kearny Federal Savings Bank Director Life Insurance Agreement (Incorporated by reference to Exhibit 10.1 to Kearny Financial Corp.’s Current Report on Form 8-K (File No. 000-51093), originally filed on August 18, 2005)

10.20	Form of Proposed Amendment to Kearny Federal Savings Bank Director Life Insurance Agreement*

10.21	Kearny Federal Savings Bank Executive Life Insurance Agreement (Incorporated by reference to Exhibit 10.2 to Kearny Financial Corp.’s Current Report on Form 8-K (File No. 000-51093), originally filed on August 18, 2005)

10.22	Form of Proposed Amendment to Kearny Federal Savings Bank Executive Life Insurance Agreement*

10.23	Employment Agreement between Kearny Federal Savings Bank and Eric B. Heyer (Incorporated by reference to Exhibit 10.1 to Kearny Financial Corp.’s Current Report on Form 8-K (File No. 000-51093), originally filed on June 30, 2011)

10.24	Form of Proposed Officer Change in Control Severance Pay Plan*

10.25	Kearny Federal Savings Bank Senior Management Incentive Compensation Plan (Incorporated by reference to Exhibit 10.1 to Kearny Financial Corp.’s Current Report on Form 8-K (File No. 000-51093), originally filed on September 2, 2014)

16	Letter re Change in Certifying Accountant*

21	Subsidiaries of Registrant*

23.1	Consent of Luse Gorman, PC (contained in Opinions included as Exhibits 5 and 8.1)

23.2	Consent of RP Financial, LC.*

23.3	Consent of BDO USA, LLP

23.4	Consent of Baker Tilly Virchow Krause, LLP

24	Power of Attorney (set forth on signature page of Registration Statement as originally filed)

99.1	Appraisal Agreement between Kearny Financial Corp. and RP Financial, LC*

99.2	Letter of RP Financial, LC. with respect to Subscription Rights*

99.3	Appraisal Report of RP Financial, LC.*,**

99.4	Marketing Materials*

99.5	Stock Order and Certification Form*

99.6	Letter of RP Financial, LC. with respect to Liquidation Account*

99.7	Form of Kearny Financial Corp. Stockholder Proxy Card*

101	Interactive Data Files‡,*

‡	Attached as Exhibits 101 to this Prospectus are documents formatted in XBRL (Extensible Business Reporting Language).
*	Previously filed.
**	Supporting financial schedules filed in paper format only pursuant to Rule 202 of Regulation S-T. Available for inspection during business hours at the principal offices of the SEC in Washington, D.C.